Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396



February 16, 2001



EAGLE TRADING SYSTEMS INC.
47 Hulfish St.
Suite 410
Princeton, NJ 08542

Attn: Menachem Sternberg

Re: Salomon Smith Barney Global Diversified Futures Fund L.P.

Dear Menachem,

     Please liquidate all of your positions in the above referenced fund in an orderly fashion beginning immediately. This will effectively terminate your management agreement with the fund.

     If you  have  any  questions,  please  call  myself  or  Jennifer  Magro at
(212)723-5424.

Very Truly Yours,

By:      /s/ Daniel A. Dantuono
         ----------------------
        Daniel A. Dantuono
        Chief Financial Officer